EXHIBIT 32.1

                                  CERTIFICATION

      In connection with the Annual Report of Concord Camera Corp. (the "Company") on Form 10-K for the fiscal year ended June 28, 2008 (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, IRA B. LAMPERT, Chief Executive Officer of the Company, certify that to the best of my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2008

                                          /s/   Ira B. Lampert
                                          --------------------------------------
                                          Ira B. Lampert, Chairman of the Board,
                                          Chief Executive Officer and President
                                          (Principal Executive Officer)